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                              P&F INDUSTRIES, INC.

                        1992 INCENTIVE STOCK OPTION PLAN
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                   (Amended and Restated as of March 13, 1997)

1.   Purpose.

     The purpose of the P&F Industries, Inc. 1992 Incentive Stock Option Plan (the "Plan) is to induce directors, key executives and other key employees to remain in the service of P&F Industries, Inc. (the "Company"), to attract new directors and employees and to encourage such directors and employees to acquire stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options ("Options") under the Plan will promote continuity of the Board and management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. It is intended that certain Options granted hereunder will qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options") while other Options will not be so qualified ("Nonqualified Stock Options").


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2.   Effective Date of the Plan.

     The effective date of the Plan, as amended and restated, is March 13, 1997, the date on which the Plan was amended and restated by the Board, but the Plan is subject to approval by the holders of a majority of the outstanding shares of common stock of the Company participating in the vote. If by no later than March 12, 1998 the Plan is not so approved, then the Plan shall continue as it existed prior to the amendment and restatement and all Options granted hereunder shall be pursuant to the terms of the Plan as it existed prior to the amendment and restatement.

3.   Stock Subject to Plan.

     Subject to adjustment as provided in Section 12 hereof, the number of shares of the common stock, $1.00 par value, of the Company (the "Common Stock") available for delivery upon the exercise of Options under the Plan shall not exceed 1,100,000 shares of Common Stock, which are hereby reserved for issuance upon exercise of Options. The shares of Common Stock to be delivered upon exercise of Options may be authorized and unissued shares or treasury shares. If any Options expire or terminate for any reason without having been exercised in full, the unissued shares subject thereto shall again become available for the purposes of the Plan.

4.   Administration.



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         (a) The Plan shall be administered by a stock option committee (the
"Committee") consisting of not less than two members of the Board, each of whom, at the time action is taken with respect to the Plan, shall be a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Code. The members of the Committee shall be appointed by the Board and shall serve at the pleasure of the Board.

         (b) The Committee shall have the authority in its discretion (i) to construe and interpret the Plan and all Options granted thereunder, and to determine the terms and provisions (and amendments thereof) of the Options granted under the Plan (which need not be identical), including such terms and provisions of (and amendments) as shall be required in the judgment of the Committee to provide that Options intended to be Incentive Stock Options under the Plan will be so qualified under the Code as it now exists or may from time to time be amended and/or superseded or to conform to any change in any law or regulations applicable thereto; (ii) to define the terms used in the Plan and in the Options granted thereunder; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to determine the individuals to whom and the time



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or times at which Options shall be granted, the number of shares to be subject to each Option, the vesting schedule, the term of each Option, and the option price, taking into consideration any requirements of the Code applicable to Incentive Stock Options; and (v) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be final, binding and conclusive on all participants in the Plan and on their legal representatives and beneficiaries.

         (c) Any action of the Committee with respect to the Plan shall be taken by majority vote at a meeting of the Committee or by written consent of a majority of the members of the Committee without a meeting.

5.   Selection of Grantees.

         (a) Options may be granted only to employees (which term as used herein includes officers) who hold positions of responsibility, are able to contribute significantly to the Company's success and progress and are determined to be key employees ("Employees"), and to directors of the Company who are not also Employees ("Eligible Persons"); provided, however, that Incentive Stock Options may only be granted to Employees. In determining the Eligible Persons to whom Options shall be granted



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and the number of shares to be covered by any such Options, the Committee may take into account the nature of the services rendered by the proposed optionees, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant; provided, however, that no Eligible Person may receive Options with respect to more than 250,000 shares of Common Stock in any single calendar year.

         (b) Incentive Stock Options may be granted hereunder to an Employee who owns immediately after such option is granted ten (10%) percent or more of either the outstanding voting shares of the Company or the value of all classes of stock of the Company ("10% Shareholder") as defined in Sections 422 and 424 of the Code, only in accordance with the provisions of Sections 6(a) and 7 hereof. For purposes of this Plan, an Employee will be considered as owning the stock in accordance with Section 424 of the Code.

6.   Option Price.

         (a) The purchase price of the shares covered by each Option shall be determined by the Committee, but, with respect to Incentive Stock Options, shall not be less than 100% of the fair market value of such shares at the time of granting the Option.



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The purchase price of the shares under Incentive Stock Options granted pursuant to the Plan to a 10% Shareholder shall not be less than 110% of the fair market value of such shares at the time the Option is granted.

         (b) The purchase price of the shares as to which an Option shall be exercised shall be paid in full in cash, or shares of Common Stock held by an Option holder for at least six months at the time of exercise, or by such other means as shall be determined by the Committee.

7.   Term of Options.

         An Option may provide for exercise in full at any time or from time to time during the term of the Option, or in installments at such times as the Committee may determine. The term of each Option shall be not more than 10 years form the date of grant. Notwithstanding the above, any Incentive Stock Option granted pursuant to the Plan to a 10% Shareholder shall not be exercisable after the expiration of 5 years from the date the Incentive Stock Option is first granted.

8.   $100,000 Limitation on Exercise of Incentive Stock Options.

         To the extent the aggregate fair market value per share (determined as of the time the Option is granted) with respect to which any Options granted hereunder which are intended to be



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Incentive Stock Options may be exercisable for the first time by the Option holder in any calendar year (under this Plan or any other stock option plan of the Company or any parent or subsidiary thereof) exceeds $100,000, the excess of such Options shall not be considered Incentive Stock Options but rather shall be Nonqualified Stock Options.

9.   Non-Transferability of Options.

         No Option granted under the Plan shall be transferable or assignable otherwise than by will or the laws of descent and distribution and an Option may be exercised, during the lifetime of the holder thereof, only by him.



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10.  Termination of Employment.

         Unless otherwise determined by the Committee, if a holder of an Option ceases to be either an employee or a director of the Company for any reason other than death or disability, his Option shall terminate three months after the date he ceases to be an employee or director, unless by its terms it expires sooner. Unless otherwise determined by the Committee, during the three month period after an Option holder ceases to be either an employee or a director, all vesting with respect to his Options shall cease and his Options may be exercised only as to shares which he could have purchased at the time of such cessation and no more.

11.  Death or Disability of Option Holder.

         Unless otherwise determined by the Committee, if a holder of an Option shall die or become disabled (as acknowledged by the Committee) while he is an employee or a director of the Company, his Option shall terminate one year from the date of his death or disability, unless by its terms it expires sooner. Unless otherwise determined by the Committee, during the period after his death or disability, all vesting with respect to his Options shall cease and his Options may be exercised only as to shares which he could have purchased at the time of his death or disability and no more.



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12.  Adjustments.

         In the event of (a) a combination or subdivision of shares purchasable under any Option, (b) other recapitalization affecting such shares, or (c) an exchange of such shares for other securities in any plan of disposition, acquisition or merger, a holder of an Option shall be entitled to purchase the securities exchangeable for the securities theretofore purchasable under his Option with the purchase price per share or other unit of securities proportionately adjusted. In the event of any other material change in the capital structure of the Company, the Board may make an equitable and proportionate adjustment of the terms of any Option, and its decision thereon shall be final, binding and conclusive.



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13.  Amendment of Plan.

         The Board may at any time make such amendments to the Plan as it shall deem advisable; provided, however, that the Board may not without further approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of stockholders, increase the number of shares as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 12 hereof), increase the maximum number of shares with respect to which Options may be granted in any single calendar year to any Eligible Person, or change the class of persons eligible to receive Incentive Stock Options under the Plan. Except as otherwise provided in Section 14 hereof, no termination or amendment of the Plan may, without the consent of the participant to whom any Option shall theretofore have been granted, adversely affect the rights of such participant under such Option.

14.  Expiration and Termination of the Plan.

         The Board may at any time terminate the Plan; provided, however, any Option outstanding under the Plan at the time of termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms. Options may be granted under the Plan at any



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time and from time to time prior to its termination. Unless previously terminated, the Plan shall terminate on April 8, 2002.

15.  Privileges of Stock Ownership.

         No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares issuable upon exercise of such Option until such Option shall have been validly exercised.

16.  Registration Requirements.

         All Options shall include such provisions as are necessary or advisable in the opinion of counsel for the Company to comply with the requirements of the Securities Act of 1933, as amended. No shares shall be issued and delivered upon exercise of any Option unless and until, in the opinion of counsel for the Company, any applicable requirements of the Securities Act of 1933, any national securities exchange on which stock of the Company is then listed, or other laws or rules have been fully complied with.

17.  Indemnification of Committee.

         In addition to such other rights of indemnification as they may have as members of the Board or as members of the Committee, the Company shall indemnify each member of the



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Committee against all costs and expenses reasonably incurred by such member in connection with any action, suit or proceeding to which such member may be party by reason of any action taken or failure to act under or in connection with the Plan or any award made under the Plan, and against all amounts paid by such member in satisfaction of a judgment in any action, except a judgment based upon a finding of bad faith.

                                   * * * * * *
As adopted by the Board of Directors
of P&F Industries, Inc. on April 9, 1992
and amended and restated as of March 13, 1997





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